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                                                                    EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report, dated July 19, 1995 included in the National Rural Utilities Cooperative Finance Corporation's Form 10-K for the year ended May 31, 1995, which is incorporated by reference in this Registration Statement and to all references to our Firm included in or made a part of this Registration Statement.


                                                ARTHUR ANDERSON LLP

November 14, 1995